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                            SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. ___)


Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary  Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive  Proxy Statement
[x]   Definitive  Additional  Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                        Provident Bankshares Corporation
         --------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                 Paul M. Aguggia, Muldoon, Murphy & Faucette LLP
     -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1)   Title of each class of securities to which transaction applies:
           ................................................................
      2)   Aggregate number of securities to which transaction applies:
           ................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           ................................................................
      4)   Proposed maximum aggregate value of transaction:
           ................................................................

      5)   Total fee paid:

           ................................................................



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[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ............................................
      2)    Form, Schedule or Registration Statement No.:
            ............................................
      3)    Filing Party:
            ............................................
      4)    Date Filed:
            ............................................

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                    PROVIDENT BANKSHARES CORPORATION

Dear Stockholder:

Please accept our thanks for sending in your WHITE Proxy Card.

To avoid any possible dispute as to the validity of your proxy for the reason(s) indicated below, we are requesting that you sign, date and mail the enclosed additional WHITE Proxy Card with the correction indicated below. The additional WHITE Proxy Card, which is enclosed, should be mailed in the self-addressed envelope provided for your convenience.

    YOUR PREVIOUS WHITE PROXY WAS UNSIGNED. (If signing as attorney, executor, administrator, personal representative of an estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

    YOUR PREVIOUS WHITE PROXY WAS UNDATED. (Please date, sign and return the enclosed WHITE Proxy Card in the enclosed envelope.)

    YOUR PREVIOUS WHITE PROXY OMITTED YOUR TITLE OR AUTHORITY. (If signing as attorney, executor, administrator, personal representative of an estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

    YOUR PREVIOUS WHITE PROXY, AS SIGNED, DID NOT CONFORM TO THE NAME SHOWN ON THE PROXY. (Please date and sign the enclosed WHITE proxy card exactly as the registration appears on the proxy, including your full title if signing other than in an individual capacity.) If the registration is in the name of a custodian for the benefit of a minor, the custodian must sign and indicate his/her capacity. If you are a beneficiary 18 years or older, you may sign as long as you indicate your age.

    YOUR PREVIOUS WHITE PROXY WAS NOT SIGNED BY ALL JOINT OWNERS. (If shares are registered in the name of more than one person, each such person should sign the enclosed WHITE Proxy Card. If a joint tenant is deceased, please indicate that you are the surviving joint owner.)

    YOUR PREVIOUS WHITE PROXY, AS MARKED, DID NOT CLEARLY SPECIFY YOUR INSTRUCTIONS. Please sign, date and clearly mark your proxy.

    OTHER
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    ----------------------------------------------------------------------------

Because the Annual Meeting will be held shortly, we would greatly appreciate your signing, dating and mailing the enclosed WHITE Proxy Card as soon as possible. Please mail it in the envelope provided for your convenience. Only your latest dated proxy will count. If you have any questions, please call Innisfree M&A Incorporated, the firm assisting us, toll-free at 888-750-5834. Once again, we greatly appreciate your support.

Sincerely,



PROVIDENT BANKSHARES CORPORATION